_______________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                              ___________________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported)
                               December 19, 1997.


                            JOURNAL REGISTER COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        Delaware                     1-12955                   22-3498615
    (State or Other            (Commission File Number)     (I.R.S. Employer
Jurisdiction of Incorporation)                           Identification Number)


          State Street Square, 50 West State Street, Trenton, NJ 08608 (Address of Principal Executive Offices, Including Zip Code)


                                 (609) 396-2200
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

_______________________________________________________________________________

ITEM 5.     OTHER EVENTS.


            On December 19, 1997, Journal Register Company (the "Company") issued a press release announcing the resignation of Trish K. Dresser. A copy of that press release is attached hereto as Exhibit 99 and is incorporated herein by reference.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (a)  Financial Statements of Businesses Acquired.

            Not Applicable

       (b)  Pro Forma Financial Information.

            Not Applicable

       (c)  Exhibits.

            The following exhibit is filed with this Report:

                99.      Press Release dated December 19, 1997.

                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         JOURNAL REGISTER COMPANY
                                            (REGISTRANT)




Date:  January 15, 1998                  By: /S/ JEAN B. CLIFTON
                                             -----------------------------------
                                         Name:   Jean B. Clifton
                                         Title:  Executive Vice President, Chief
                                                 Financial Officer  & Treasurer

                                  EXHIBIT INDEX



EXHIBIT NO.                           DESCRIPTION
-----------                           -----------


  99                   Press Release dated December 19, 1997.